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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):May 14, 2002
                                                           -----------


                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-04423                   94-1081436
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)



                3000 Hanover Street, Palo Alto, CA         94304
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             (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code:   (650) 857-1501



                                      N.A.
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          On May 14, 2002, Hewlett-Packard Company ("HP") issued a press release relating to its fiscal 2002 second quarter and 2002 outlook. The press release, entitled "HP Reports Second Quarter Results; Revenue Declines 7% Sequentially; Pro Forma Gross Margin Increases 1.8PPT Sequentially;
Pro Forma EPS of $0.25; Cash from Operations of $2.1 Billion" dated May 14, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   STATEMENTS AND EXHIBITS

          The following exhibit is being filed with this report.

          Exhibit 99.1 Press Release dated May 14, 2002 entitled "HP Reports
                       Second Quarter Results; Revenue Declines 7%
                       Sequentially; Pro Forma Gross Margin Increases 1.8PPT Sequentially; Pro Forma EPS of $0.25; Cash from Operations of $2.1 Billion."

                                      -1-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEWLETT-PACKARD COMPANY



                                       By: /s/ CHARLES N. CHARNAS
                                          --------------------------------------
                                          Charles N. Charnas
                                          Assistant Secretary

Date:  May 14, 2002

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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
99.1                  Press Release dated May 14, 2002 entitled "HP Reports
                      Second Quarter Results; Revenue Declines 7% Sequentially;
                      Pro Forma Gross Margin Increases 1.8PPT Sequentially; Pro
                      Forma EPS of $0.25; Cash from Operations of $2.1 Billion."